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                                                                 EXHIBIT 23.2


                      CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 23, 1999 in Amendment No. 3 to the Registration Statement (Form S-4 No. 333-79511) and related Prospectus of Packaging Corporation of America for the registration of $550,000,000 of senior subordinated notes and $100,000,000 of senior exchangeable preferred stock.

                                       ERNST & YOUNG LLP


Chicago, Illinois
August 27, 1999